                                                                     EXHIBIT (p)

                               POWER OF ATTORNEY

          The undersigned, being officers and trustees of each of the Van Kampen Open End Trusts (individually, a "Trust") as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust except for the Van Kampen Pennsylvania Tax Free Income Fund being a Pennsylvania business trust (individually, a "Trust"), and being officers and directors of the Van Kampen Series Fund, Inc. (the "Corporation"), a Maryland corporation, do hereby, in the capacities shown below, appoint Dennis J. McDonnell and A. Thomas Smith III, each of Oakbrook Terrace, Illinois, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust or the Corporation with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:  May 26, 1999

         SIGNATURE                           TITLE
         ---------                           -----
                                        President
     ---------------------------
     Dennis J. McDonnell

                                        Vice President, Chief Financial Officer
     ---------------------------        and Treasurer
     John L. Sullivan

     /s/ J. MILES BRANAGAN              Trustee/Director
     ---------------------------
     J. Miles Branagan

     /s/ JERRY D. CHOATE                Trustee/Director
     ---------------------------
         Jerry D. Choate

                                        Trustee/Director
     ---------------------------
     Richard M. Demartini

     /s/ LINDA HUTTON HEAGY             Trustee/Director
     ---------------------------
     Linda Hutton Heagy

     /s/ R. CRAIG KENNEDY               Trustee/Director
     ---------------------------
     R. Craig Kennedy

     /s/ JACK E. NELSON                 Trustee/Director
     ---------------------------
     Jack E. Nelson

     /s/ DON G. POWELL                  Trustee/Director
     ---------------------------
     Don G. Powell

     /s/ PHILLIP B. ROONEY              Trustee/Director
     ---------------------------
     Phillip B. Rooney

     /s/ FERNANDO SISTO, SC.D.          Trustee/Director
     ---------------------------
     Fernando Sisto, Sc. D.

     /s/ WAYNE W. WHALEN                Trustee/Director
     ---------------------------
     Wayne W. Whalen

     /s/ SUZANNE H. WOOLSEY             Trustee/Director
     ----------------------------
     Suzanne H. Woolsey

     /s/ PAUL G. YOVOVICH               Trustee/Director
     ---------------------------
     Paul G. Yovovich

                                   SCHEDULE 1

VAN KAMPEN U.S. GOVERNMENT TRUST
VAN KAMPEN TAX FREE TRUST
VAN KAMPEN TRUST
VAN KAMPEN EQUITY TRUST
VAN KAMPEN EQUITY TRUST II
VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
VAN KAMPEN TAX FREE MONEY FUND
VAN KAMPEN COMSTOCK FUND
VAN KAMPEN CORPORATE BOND FUND
VAN KAMPEN ENTERPRISE FUND
VAN KAMPEN EQUITY INCOME FUND
VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND
VAN KAMPEN GLOBAL MANAGED ASSETS FUND
VAN KAMPEN GOVERNMENT SECURITIES FUND
VAN KAMPEN GROWTH AND INCOME FUND
VAN KAMPEN HARBOR FUND
VAN KAMPEN HIGH INCOME CORPORATE BOND FUND
VAN KAMPEN LIFE INVESTMENT TRUST
VAN KAMPEN PACE FUND
VAN KAMPEN REAL ESTATE SECURITIES FUND
VAN KAMPEN RESERVE FUND
VAN KAMPEN TAX-EXEMPT FUND
VAN KAMPEN U.S. GOVERNMENT TRUST FOR INCOME
VAN KAMPEN WORLD PORTFOLIO SERIES TRUST